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                                                                    Exhibit 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (File Nos. 333-40438 and 333-40420) filed with the Securities and Exchange Commission on June 29, 2000.


                                                    /s/ ARTHUR ANDERSEN LLP

                                                    ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
    March 21, 2002